                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) May 24, 1999

                                 SurgiLight, Inc.
               (Exact name of Registrant as specified in charter)



           Delaware                  0-24897              35-1990562
   (State or other jurisdiction    (Commission         (I.R.S. Employer
       of incorporation)           File Number)        Identification No.)


   7055 University Blvd, Winter Park, Florida                32792
   (Address of principal executive offices)                (Zip code)



Registrant's telephone number, including area code      (407) 657-6500


                          MAS Acquisition III Corp.
                           1710 E. Division St.
                         Evansville, Indiana 47711
         (Former name or former address, if changed, since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

   (iii) Unaudited combined financial statement of MAS Acquisition III Corp. and SurgiLight, Inc. for the year ended December 31, 1997 and 1998.

              SURGILIGHT, INC.

     CONSOLIDATED FINANCIAL STATEMENTS
                (Unaudited)

            FOR THE YEARS ENDED
         DECEMBER 31, 1998 & 1997

                       Rachel L. Siu
                Certified Public Accountant
                5100 Old Howell Branch Road
                  Winter Park, FL  32792



SurgiLight, Inc.
7055 University Blvd.
Winter Park, FL  32792



We have compiled the accompanying Consolidated Balance Sheets of SurgiLight, Inc. as of December 31, 1998 and 1997 and related Statements of Operations for the years ended December 31, 1998 and 1997, in accordance with statements on standards for accounting and review services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express and opinion or any other form of assurance on them.





Rachel L. Siu
Winter Park, Florida
March 31, 1999

                        SURGILIGHT, INC.
                   CONSOLIDATED BALANCE SHEET
                          (Unaudited)
          FOR THE YEARS ENDED DECEMBER 31, 1998 & 1997

                              ASSETS

                                           12/31/98        12/31/97
                                          -----------     -----------
CURRENT ASSETS:
  Cash                                  $    190,667    $     80,891
  Accounts Receivables
   Less Allowances for Doubtful Accounts     156,129               -
  Inventory                                  780,851       1,195,373
                                           -----------     -----------
          TOTAL CURRENT ASSETS             1,127,647       1,276,264
                                                                                                      -----------     -----------
PROPERTY AND EQUIPMENT, at cost:
  Office Equipment                             6,224           5,786
  Computer Equipment                          19,613          17,798
  Lab Equipment                               94,692           9,327
  Remote Location Equipment                1,146,860         528,130
                                          -----------     -----------
                                           1,267,389         561,041
  Less accumulated depreciation             (177,645)        (47,070)
                                          -----------     -----------
          NET PROPERTY AND EQUIPMENT       1,089,744         513,971
                                          -----------     -----------
OTHER ASSETS
  Deposit                                    203,051           2,671
  Intangible Assets                          200,217         200,217
  Less Accumulated Amortization              (50,145)        (36,770)
                                          -----------     -----------
          NET OTHER ASSETS                   353,123         166,118
                                          -----------     -----------
TOTAL ASSETS                            $  2,570,514    $  1,956,353
                                          ===========     ===========

                    LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts Payable                      $    146,243    $     75,707
  Accrued Interest                            19,938          52,935
  Notes Payable                              102,500       1,050,751
  Loans from Shareholders                    331,000               -
                                          -----------     -----------
          TOTAL CURRENT LIABILITIES          599,681       1,179,393
                                          -----------     -----------
STOCKHOLDERS' EQUITY:
  Common Stock, No par value, 4,062,500
   shares issued and outstanding           4,048,459       2,898,542
  Paid In Capital                            233,994               -
 Accumulated Deficit                      (2,311,620)     (2,121,582)
                                          -----------     -----------
          TOTAL STOCKHOLDERS' EQUITY       1,970,833         776,960
                                          -----------     -----------
TOTAL LIABILITIES &
  STOCKHOLDER' S EQUITY                 $  2,570,514    $  1,956,353
                                          ===========     ===========


     See Accountant's Report and accompanying notes

                            SURGILIGHT, INC.

               CONSOLIDATED STATEMENT OF OPERATIONS
                            (Unaudited)

            FOR THE YEARS ENDED DECEMBER 31,1998 & 1997

                                             1998	       1997
                                          -----------      -----------
SALES                                   $  1,138,563	  $  1,057,139

COST OF SALES                                287,421           707,232
                                          -----------      -----------
          Gross Profit                       851,142           349,907

GENERAL AND ADMINISTRATIVE
  EXPENSES                                 1,034,471	     1,078,637
                                          -----------      -----------
          Operating Income (Loss)           (183,329)         (728,730)

OTHER INCOME/EXPENSES
  LOSS ON FDA FORFEITURE                           -          (126,985)
  LOSS ON CLOSING OF 3 CENTERS                     -          (265,000)
  INTEREST INCOME                              4,076             3,420
  INTEREST EXPENSE                           (10,785           (58,886)
                                          -----------      -----------
          Net Income (Loss)             $   (190,038)    $  (1,176,181)
                                          ===========      ===========


     See Accountant's Report and accompanying notes

                          SURGILIGHT, INC.

           CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                            (Unaudited)

            FOR THE YEARS ENDED DECEMBER 31, 1998 & 1997

                        Capital     Paid In
                         Stock      Capital     Deficit        Total
                       ---------  ----------  -----------   -----------
BALANCE,
December 31, 1996    $ 2,480,476                (945,401)    1,535,075

Net Loss                       -              (1,176,181)   (1,176,181)
Capital Contributions    418,066                       -       418,066
                       ---------  ----------  -----------   -----------
BALANCE,
December 31, 1997    $ 2,898,542              (2,121,582)      776,960

Net Loss                       -                (190,038)     (190,038)
Capital Contributions  1,149,917     233,994           -     1,383,911
                       ---------  ----------  -----------   -----------
BALANCE,
December 31, 1998    $ 4,048,459     233,994  (2,311,620)    1,970,833
                       =========  ==========  ===========   ===========


     See Accountant's Report and accompanying notes

                            SURGILIGHT, INC.

                   CONSOLIDATED STATEMENT OF CASH FLOWS
                               (Unaudited)

               FOR THE YEARS ENDED DECEMBER 31, 1998 & 1997

                                               1998           1997
                                           -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                      $   (190,038)  $ (1,176,181)
  Adjustments to reconcile net income
    (loss) to net cash provided by
    (used in) operating activities:
      Depreciation                            130,575         43,047
      Amortization                             13,375         13,376
      Issuance of common stock for services         -              1
      Gift shares issued                            2              3

  Increase (Decrease) in:
     Receivables                            (156,129)        221,777
     Inventory                               414,522         139,092
     Deposits                               (200,380)           (230)
     Accounts Payable                         70,535          26,296
     Accrued Interest                        (32,997)         41,048
                                           -----------    -----------
       Net cash provided (used) by
             operating activities             49,465       (691,771)

CASH FLOWS USED IN INVESTING ACTIVITIES:
  Purchases of equipment                    (706,347)      (532,321)
  Loss on closing of 3 centers                     -        265,000
                                          -----------    -----------
        Net cash provided (used) by
              investing activities          (706,347)      (267,321)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from short-term borrowings               -       614,253
  Repayment of short-term borrowings         (948,251             -
  Loans from Shareholders                     331,000             -
  Proceeds from sale of stock               1,383,909       418,062
  Loans to Photon Data, Inc.                        -             -
                                           -----------    -----------
        Net cash provided (used) by
              financing activities            766,658      1,032,315
                                           -----------    -----------
NET INCREASE (DECREASE) IN CASH               109,776         73,223

CASH, beginning of year                        80,891          7,668
                                           -----------    -----------
CASH, end of year                        $    190,667   $     80,891
                                           ===========    ===========


NONCASH FINANCING ACTIVITIES AND SUPPLEMENTAL INFORMATION:

Operating Activities reflect interest expense of $10,785 For 1998 & $ 58,886 for 1997.




     See Accountant's Report and accompanying notes

                             SURGILIGHT, INC.

                      NOTES TO FINANCIAL STATEMENTS

NOTE 1 Nature of Business and Significant Accounting Policies

NATURE OF BUSINESS: SurgiLight, Inc. (SLI) was originally incorporated in Florida in May 1998 and later merged with SurgiLight, Inc. that was incorporated in Delaware in October 1998. The surviving company is SurgiLight, Inc., Delaware.

In September 1998, the Company acquired the assets of Plantation Vision Center at Plantation, Florida and also the sub-leasing agreement from LCA Vision, Inc. for an excimer laser system made by VISX.

In March 1999, the Company merged with Photon Data, Inc. (PDI). The surviving company is SurgiLight, Inc.

Photon Data, Inc. is a Florida Corporation incorporated in 1993 and began operations in 1995. The company engages in the development of eye laser technology and in the operation of Laser Vision Centers (LVC). Its projects include refractive laser system control, software design, eye tracking, and the development of UV and IR light sources. PDI also has an assembling facility at ZPAD free zone, Panama where completed systems can be shipped to international users.

On March 31, 1999, SurgiLight, Inc. merged into MAS Acquisition III Corporation, which incorporated on July 31, 1996 in Delaware with the purpose to acquire suitable business ventures.

INVENTORIES: Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method. Inventory consists primarily of VISA key cards and Chiron microkeratome blades for SurgiLight, Inc. and electronic parts and finished laser systems for Photon Data, Inc.

DEFERRED ASSETS: Deferred assets are being amortized over five years for organizational costs and over ten years for goodwill. Goodwill represents the excess of the purchase price over the fair market value of net assets acquired.

NOTE 2   Operating Leases

The company leases its premises and equipment under operating leases.
Future minimum rental payments for the irrevocable leases as of December 31, 1998 is as follows:

1999                $ 70,485
2000                  56,405
2001                  38,214

Rental expense of $ 115,304 for 1998 and $ 30,231 for 1997 under these leases are classified as administrative expenses in the accompanying statement of income and loss.

NOTE 3  Accounts Receivable

Allowance for doubtful accounts was $8,000 for 1998 and $4,230 for 1997.

NOTE 4  Inventories

Inventories consist of the following:

                                 1998           1997
                              ---------     -----------
Finished Laser Systems       $ 532,400     $         0
  At Remote Locations
Parts                          248,451       1,195,373
                              ---------     -----------
                             $ 780,851     $ 1,195,373
                              =========     ===========


The remote locations as of December 31, 1998 include Panama, Japan, and New York.

NOTE 5  Property and Equipment

                                       1998          1997
                                   ----------      --------
Office Furniture & Equipment      $    6,224      $  5,786
Computer Equipment                    19,612        17,798
Lab & Clinical Equipment              94,692         9,327
Equipment at Remote Location       1,146,860       528,130
                                  ----------      --------
                                   1,267,389       561,041
Less Accumulated Depreciation        177,645        47,070
		                  ----------      --------
  Net Property and Equipment      $1,089,744      $513,971
                                  ==========      ========


The remote locations referred to above include China, Latin America, Japan, and New York, USA. Depreciation expenses of $130,575 for 1998 and $43,047 for 1997 are classified as administrative expenses in the accompanying statement of income and loss.

NOTE 6  Investment in China and Latin America

In 1996, Photon Data, Inc. purchased six LVC's in China from Lasersight, Inc. The purchase price of $600,000 was for the income stream only. One center was closed in 1996. Three additional centers closed in 1997. In 1998, fourteen (14) new centers, including twelve in China and two in Latin America, were added by PDI. The profit of the centers are shared with medical institutions. The Company provides the laser systems that are operated by the institutions.

NOTE 7  Advances from Shareholders

The loans from shareholders of Photon Data, Inc. converted to paid-in capital as approved by the board of directors amounted to $374,338 and $408,110 for 1998 and 1997, respectively.

NOTE 8  Notes Payable

                                Balance at     Balance at
                                 12/31/98       12/31/97
                                ----------     ----------
Yuan Lin,                       $       -      $  948,251
promissory note
unsecured, payable
upon maturity
including interest
at 12%

Kuo Chang Wang,                   102,500         102,500
promissory note
unsecured, payable
upon maturity
including interest
at 8%


NOTE 9  Related-Party Transactions

The promissory notes payable as described in Note 7 were with related parties. In 1998, the notes payable to Yuan Lin were converted to capital. The same year, SurgiLight, Inc. loaned $ 15,000 to Photon Data, Inc. The intercompany transaction was excluded from the financial statements.

NOTE 10  Capital Stock

For Photon Data, Inc., there are 4,062,500 shares of No par value stock issued and outstanding. In 1998 and 1997, the shareholders increased their capital to $ 4,048,459 and $ 2,898,542.

For SurgiLight, Inc., as of December 31, 1998, there are 623,630 Shares of $.0001 par value stock issued and outstanding. The shareholders increased their capital to $234,056 which is net of the deferred offering costs.

NOTE 11  Income Taxes

Since 1995, Photon Data, Inc. has elected to be taxed as an S-Corporation where income and loss passes through the shareholders. In 1998, with the addition of nonresident shareholders, the company is converted to a C-Corporation which pays income taxes at the corporate level.

Beginning 1998, both SurgiLight, Inc. and Photon Data, Inc. are part of a control group for income tax purposes. There are no income tax liabilities for members of the group as of December 31, 1998.

NOTE 12  Industry Regulations

The Company started a plant in Panama to assemble laser systems in 1997. Under federal law, the providers cannot use the lasers unless they have been certified by the Food and Drug Administration (FDA). Consequently, all systems produced in the United States prior to September 1997 were surrendered to the FDA. The loss in 1997 amounted to $ 126,985.

In December 1998, the Company entered into a Consent Decree with the FDA to post a bond in the amount of $ 100,000 to secure the destruction of the laser devices and compliance with regulations. In addition, the Company is to deposit $ 100,000 into an escrow account to be maintained for a period of five years. The escrow funds will be returned to the Company after that time if no violations of the Federal Food, Drug & Cosmetic Act occur during the five years. Mr. JT Lin, one of the shareholders, agreed to pay the above $ 200,000 deposits on behalf of the Company as loans from shareholders (see Note 14).

NOTE 13  Commitments and Contingencies

PDI is defending a lawsuit filed by Pillar Point Partners for patent infringement and the interference on the sale of excimer laser systems. Both parties have entered a settlement negotiation in an attempt to resolve the matter without further litigation. The settlement is estimated to be about $ 40,000 according to the management.

NOTE 14  Subsequent Events

1. The $ 200,000 deposits described in Note 12 were paid by Mr. JT Lin in January 1999.

2. In March 1999, the company entered into an Agreement to be merged with SurgiLight, Inc., a Delaware Corporation. The shareholders of PDI were issued 8,125,000 shares of SurgiLight common stock.

3. On March 31, 1999, SurgiLight, Inc. merged into MAS Acquisition III Corporation and changed the name to SurgiLight, Inc.

Date:    May 24, 1999

                                     SurgiLight, Inc.


                                     By: /s/J.T. Lin
                                        --------------------------------
                                         J.T. Lin, President and CEO
                                         and Chairman of Board Directors